F1 Financial risk management	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Risk Management [Abstract]
F1 Financial risk management

F1	Financial risk management

The Company’s financial risk management is governed by a policy approved by the Board of Directors. The Board of Directors is responsible for overseeing the capital structure and financial management of the Company, approving certain matters (such as investments, customer finance commitments, guarantees and borrowing) and setting limits on the exposure to financial risks.

For the Company, a robust financial position with an investment grade rating, low leverage and ample liquidity is deemed important. This provides financial flexibility and independence to operate and manage variations in working capital needs as well as to capitalize on business opportunities.

The Company’s overall capital structure should support the financial targets. The capital structure is managed by balancing equity, debt financing and liquidity in such a way that the Company can secure funding of operations at a reasonable cost of capital. Regular borrowings are complemented with committed credit facilities to give additional flexibility to manage unforeseen funding needs. The Company strives to deliver strong free cash flow.

The Company’s capital objectives are:

–	Strong cash flow before mergers and acquisition (M&A)
–	Positive net cash position
–	Investment grade rating by Moody’s (Baa3), Standard & Poor’s (BBB-) and Fitch (BBB-).

Capital objectives-related information, SEK billion
	2019	2018
Free cash ﬂow before M&A	7.6	4.3
Positive net cash	34.5	35.9
Credit rating
Fitch	BBB-, stable	BBB-, stable
Standard & Poor’s	BB+,positive	BB+, stable
Moody´s	Ba2,positive	Ba2, stable

In July 2019, Moody’s announced that they had changed their Corporate Credit Rating outlook from stable to positive. In September 2019, Standard & Poor’s (S&P) announced that they have changed their Corporate Credit Rating outlook from stable to positive.

The Company has a treasury and customer finance function with the principal role to ensure that appropriate financing is in place through loans and committed credit facilities, actively managing the Company’s liquidity as well as financial assets and liabilities, and managing and controlling financial risk exposures in a manner consistent with underlying business risks and financial policies. It also acquires suitable third-party financing solutions for customers and to minimize recourse to the Company. To the extent that customer loans are not provided directly by banks, the Parent Company provides or guarantees vendor credits. The central function also monitors the exposure from outstanding vendor credits and credit commitments.

The Company classifies financial risks as:

–	Foreign exchange risk
–	Interest rate risk
–	Credit risk
–	Liquidity
–	Refinancing risk
–	Market price risk in own and other equity instruments.

The Board of Directors has established risk limits for defined exposures to foreign exchange and interest rate risks as well as to political risks in certain countries.

For further information about accounting policies, see note A1, “Significant accounting policies.”

Foreign exchange risk

The Company is a global company with sales mainly outside Sweden. Sales and incurred costs are to a large extent denominated in currencies other than SEK and therefore the financial results of the Company are impacted by currency fluctuations. The Company reports the financial statements in SEK. Movements in exchange rates between currencies that affect these statements are impacting the comparability between periods.

Line items, primarily sales, are impacted by translation exposure incurred when converting foreign entities’ financial statements into SEK. Line items and profitability, such as operating income are impacted by transaction exposure incurred when financial assets and liabilities, primarily trade receivables and trade payables, are initially recognized and subsequently remeasured due to change in foreign exchange rates.

The table below presents the net exposure for the largest currencies impact on sales and also net transaction exposure of these currencies on profitability.

Currency exposure, SEK billion
Exposure currency	Sales translation exposure	Sales transaction exposure		Sales net exposure	Incurred cost transaction exposure 1)	Net transaction exposure
USD	72.4	34.2	2)	106.6	(11.3)	22.9
EUR	26.2	9.3		35.5	(5.4)	3.9
CNY	12.6	(0.1)		12.5	(8.0)	(8.1)
INR	8.2	(0.2)		8.0	(1.8)	(2.0)
AUD	7.5	(0.3)		7.2	3.0	2.7
JPY	8.5	—		8.5	4.6	4.6
BRL	5.8	—		5.8	0.8	0.8
SAR	6.7	0.8		7.5	3.2	4.0
GBP	6.0	(0.7)		5.3	0.8	0.1

1)	Transactions in foreign currency – internal sales, internal purchases, external purchases.
2)

Sales transaction exposure in 2019 does not include volume in the cash flow hedge. Based on the outstanding cash flow hedge volume at year end, the hedged sales volume that will occur in 2020 and 2021 are USD 517 million and USD 176 million respectively.

Translation exposure

Translation exposure relates to sales and cost incurred in foreign entities when converted into SEK upon consolidation. These exposures cannot be addressed by hedging.

Transaction exposure

The Company considers three main aspects of transaction exposure.

a) Transaction risk impacting net sales and operating income Transaction exposure relates to sales and cost incurred in non-reporting currencies in individual group companies. Foreign exchange risk is as far as possible concentrated in Swedish group companies, primarily Ericsson AB, by selling to foreign subsidiaries in either the functional currency of the customers, EUR or USD. This transaction risk can be hedged, although it is only done for material cash inflows or outflows that are highly certain.

The Company has identified certain customer contracts where a fluctuation in the USD/SEK foreign exchange rate would significantly impact net sales and operating income. These contracts are multi-year contracts with highly probable payments at fixed points in time denominated in USD.

The Board of Directors has provided a mandate to the Company to hedge between 0%–100% of this exposure up to three years in advance. This mandate instructs the treasury function to hedge a greater percent of this exposure at more favorable rates while hedging a lower percent of the exposure at less favorable rates according to a defined scale.

Hedge accounting is applied, whereby the Company enters into foreign exchange forward contracts that match the terms of the foreign exchange exposure as closely as possible and designates them as hedging instruments. Hedge ineffectiveness is expected to be minimal but may arise due to differences in timing of the cash flows between the hedged items and the hedging instruments.

b) Transaction exposure in individual balance sheet

According to Company policy, transaction exposure in subsidiaries’ balance sheets (e.g., trade receivables and trade payables that are remeasured due to change in foreign exchange rates) should be fully hedged. Foreign exchange exposures in balance sheet items are hedged through offsetting balances or derivatives. Foreign exchange exposures are managed net, and its effects are presented net within Financial income and expenses. This is not designated as hedge accounting.

Note F1, cont’d.

c) FX execution risk in Ericsson AB (EAB)

As balance sheet hedging is done net on a monthly basis, significant volatility in USD hedge volumes exposes EAB to FX execution risk. In order to spread the FX execution risk over the year, 14% of each of the next six months forecasted sales and purchases in EAB are hedged monthly. In previous year 7% of the next 12 months forecast was hedged. The hedged volumes are funded by internal loans from its parent company which are not hedged, therefore the FX impact on revaluation of the loan is recognized in financial income and expenses as incurred.

The sensitivity of the FX impact is dependent on changes in foreign exchange rates, forecasts and seasonality. USD is the only currency being hedged and at year-end a change by 0.25 SEK/USD would impact FX in financial income and expenses by approximately SEK 110 million. Realization and revaluation results of these loans contracts amounted to SEK –412 million and SEK 160 million respectively in 2019.

Interest rate risk

The Company is exposed to interest rate risk through market value fluctuations in certain balance sheet items and through changes in interest revenues and expenses.

Sensitivity analysis

The Company uses the Value at Risk (VaR) methodology to measure foreign exchange and interest rate risks managed by the treasury function. This statistical method expresses the maximum potential loss that can arise with a certain degree of probability during a certain period of time. For the VaR measurement, the Company has chosen a probability level of 99% and a one-day time horizon. The daily VaR measurement uses market volatilities and correlations based on historical daily data (one year).

The treasury function operates under two mandates. In the liquidity management activity, it has a mandate to deviate from floating interest on net liquidity and take foreign exchange positions up to an aggregated risk of VaR SEK 45 million given a confidence level of 99% and a one-day horizon. The average VaR calculated for 2019 was SEK 20.6 (12.8) million. No VaR limits were exceeded during 2019.

In the asset-liability management activity, the interest rate risk is managed by matching fixed and floating interest rates in interest-bearing balance sheet items. The policy is that the net sensitivity on a one basis point move on interest-bearing assets matching interest-bearing liabilities, taking derivatives into consideration, is less than SEK 10 million. The average exposure during 2019 was SEK 1.3 (1.8) million per basis point shift.

Sensitivity to interest rate increase of 1 basis point, SEK million 1)
	< 3M	3–12M	1–3Y	3–5Y	>5Y	Total
Interest-bearing assets	—	—	(3)	(2)	(1)	(6)
Interest-bearing liabilities 2)	—	—	3	3	—	6
Derivatives	1	1	(2)	(1)	1	—
Total	1	1	(2)	—	—	—

1)	Excluding changes in credit risk reported in OCI.
2)	Borrowings are included as they are designated FVTPL.

Outstanding derivatives

Outstanding derivatives
2019	Gross amount recognized	Offset	Net amount presented		Related amounts not offset – collaterals	Net
Currency derivatives
Assets	155	(54)	101		—	101
Liabilities	(885)	54	(831)	1)	539	(292)
Interest rate derivatives
Assets	77	(36)	41		—	41
Liabilities	(201)	36	(165)		—	(165)

1)	In 2019, currency derivatives designated as cash flow hedge of SEK 290 million are included in Other current liabilities.

Outstanding derivatives
2018	Gross amount recognized	Offset	Net amount presented	Related amounts not offset – collaterals	Net
Currency derivatives
Assets	319	(44)	275	—	275
Liabilities	(637)	44	(593)	—	(593)
Interest rate derivatives
Assets	161	(33)	128	—	128
Liabilities	(327)	33	(294)	—	(294)

In 2019, the Company entered into Credit Support Annex (CSA) to ISDA for certain cross-currency derivatives. Cash collaterals under CSA are recognized as Interest-bearing securities, current or Borrowings, current, respectively.

The Company is holding the following currency derivatives designated as hedging instruments:

Foreign exchange forward contracts
2019	< 1 year	1-3 years	Total
Notional Amount (SEK millions)	517	176	693
Average forward rate (SEK/USD)	9.13	8.92	—

Hedge ratio is 1:1 and changes in forward rate have been designated as the hedged risk. The change in the fair value of the hedging instrument is compared with the change in fair value of the hedged item, and the lower amount is taken to OCI. If the change in fair value of the hedging instrument is higher, then the excess change in fair value is considered ineffective hedging and recorded in net foreign exchange gains and losses. Upon recognition of the hedged net sales, the cumulative amount in hedging reserve is released in the OCI as a reclassification adjustment and recognized in net sales.

See Note E1, “Equity” for movement in the cash flow hedge reserve. No hedged net sales were recognized in 2019, hence no amount was released from hedging reserve in the OCI. No hedge ineffectiveness was recognized in the income statement in 2019.

Credit risk

Credit risk is divided into three categories: credit risk in trade receivables and contract assets, customer finance risk and financial credit risk, see note A1, “Significant accounting policies.”

Credit risk in trade receivables and contract assets

Credit risk in trade receivables and contract assets is governed by a policy applicable to all legal entities in the Company. The purpose of the policy is to:

–	Avoid credit losses through establishing internal standard credit approval routines in all the Company’s legal entities
–	Ensure monitoring and risk mitigation of defaulting accounts, i.e. events of non-payment
–	Ensure efficient credit management within the Company and thereby improve days sales outstanding and cash flow
–	Define escalation path and approval process for customer credit limits.

The credit risk of all customers is regularly assessed. Through credit management system functionality, credit checks are performed every time a sales order or an invoice is generated in the source system. These are based on the credit risk set on the customer. Credit blocks appear if past due receivables are higher than permitted levels. Release of a credit block requires authorization.

Letters of credits are used as a method for securing payments from customers operating in emerging markets, in particular in markets with unstable political and/or economic environments. By having banks confirming the letters of credit, the political and commercial credit risk exposures to the Company are mitigated.

Note F1, cont’d.

Impairment of trade receivables and contract assets

Trade receivables and contract assets are assessed for impairment under a unified model. The Company has determined that credit risk largely depends on both the risk in the country where the customer resides (e.g. ability to make cross border payments) as well as the payment pattern of the customer. Therefore, expected credit losses (ECLs) are calculated using a provision matrix that specifies a fixed rate depending both on the number of days past due and the country risk rating. The country risk ratings depend on the ratings used by all Export Credit Agencies within the OECD. The rates defined in the provision matrix are based on historical loss patterns for that grouping of customers. These rates are adjusted for current conditions as well as management expectations for changes to political risks and payment patterns in the future. The provision rates are higher on high risk countries compared to low risk countries and also higher on amounts that remain unpaid for longer periods of time. There were no significant changes to the model during the year.

Trade receivables and contract assets together amounted to SEK 55,240 (64,350) million as of December 31, 2019. Provisions for expected credit losses on trade receivables and contract assets amounted to SEK 2,983 (4,123) million as of December 31, 2019. The allowance decreased in 2019 due to improvement in cash collection resulting in significant reduction of total past due invoices. The Company’s write-offs have historically been low. During the year SEK 382 (890) million were written off due to the Company having no reasonable expectation of collection. Of these write-offs, SEK 0 (61) million are still subject to enforcement.

Movements in allowances for impairment of trade receivables and contract assets
	2019	2018
Opening balance	4,123	4,575
Decrease (-)/increase (+) in allowance	(737)	420
Write-offs	(382)	(890)
Translation difference	(21)	18
Closing balance 1)	2,983	4,123

1)	Of which SEK 0 (15) million relates to contract assets.

The distribution of trade receivables and contract assets closely follows the distribution of the Company’s sales, see note B1, “Segment information.” The ten largest customers represented 49% (53%) of the total trade receivables and contract assets in 2019.

Aging analysis of gross values by risk category at December 31, 2019
Days past due	1–90	91–180	181–360	>360	Total
Country risk: Low	1,347	125	127	313	1,912
Country risk: Medium	891	725	600	819	3,035
Country risk: High	583	365	217	1,315	2,480
Total past due	2,821	1,215	944	2,447	7,427

Customer finance credit risk

All major commitments to finance customers are made only after approval in accordance with the work procedure for the Board of Directors and according to the established credit approval process.

Prior to the approval of new facilities reported as customer finance, an internal credit risk assessment is conducted in order to assess the credit rating of each transaction for political and commercial risk. The credit risk analysis is made by using an assessment tool, where the political risk rating is identical to the rating used by all Export Credit Agencies within the OECD. The commercial risk is assessed by analysing a large number of parameters, which may affect the level of the future commercial credit risk exposure. The output from the assessment tool for the credit rating also includes an internal pricing of the risk. This is expressed as a risk margin per annum over funding cost. The reference pricing for political and commercial risk, on which the tool is based, is reviewed using information from Export Credit Agencies and prevailing pricing in the bank loan and bond markets for structured financed deals. The objective is that the internally set risk margin shall reflect the assessed risk and that the pricing is as close as possible to the current market pricing. A reassessment of the credit rating for each customer finance facility is made on a regular basis.

As of December 31, 2019, the total amount payable to the Company under customer finance credits was SEK 5,924 (4,247) million. The carrying value of these assets was SEK 3,756 (2,883) million as of December 31, 2019, which represents the maximum exposure to credit risk on these assets. Customer finance is arranged for infrastructure projects in different geographic markets. As of December 31, 2019, there were a total of 80 (94) customer finance arrangements originated by or guaranteed by the Company. The five largest facilities represented 69% (62%) of the customer finance exposure in 2019. As of December 31, 2019, Middle East and Africa made up 49% (57%) of the outstanding exposure while South East Asia, Oceania and India made up 29% (15%). As of December 31, 2019, the Company also had unutilized customer finance commitments of SEK 25,854 (30,270) million.

Security arrangements for customer finance facilities may include pledges of equipment, pledges of certain assets belonging to the borrower and pledges of shares in the operating company. If available, third-party risk coverage is, as a rule, arranged. “Third-party risk coverage” means that a financial payment guarantee covering the credit risk has been issued by a bank, an export credit agency or an insurance company. All such institutions have been rated at least investment grade. A credit risk transfer under a sub-participation arrangement with a bank can also be arranged. In this case the entire credit risk and the funding is taken care of by the bank for the part that they cover.

Information about financial guarantees related to customer finance is included in note D2, “Contingent liabilities.”

The table below summarizes the Company’s outstanding customer finance as of December 31, 2019 and 2018.

Outstanding customer ﬁnance credit risk exposure 1)
	2019	2018
Fair value of customer ﬁnance credits	3,756	2,883
Financial guarantees for third-parties	24	42
Accrued interest	14	21
Maximum exposure to credit risk	3,794	2,946
Less third-party risk coverage	(309)	(331)
The Company’s risk exposure, less third-party risk coverage	3,485	2,615

1)	This table has been adjusted to show the maximum exposure to credit risk.

Fair value assessment of customer finance credits

Customer finance risk exposures are held at fair value and are classified as Level 3 on the fair value hierarchy. The Credit Asset Management Team within Ericsson Credit AB, reporting to Head of Group Treasury and Customer Finance, has established a process with respect to measurement of fair values. The quarterly credit review uses an internal model to determine a commercial rating for each credit and for calculation of the fair value. The model is based on external credit rating, political/country rating and bank pricing. Regular monitoring of customer behavior is also a part of the internal assessment. Revaluation of customer finance amounted to a net negative impact in the income statement of SEK 804 (1,073) million in 2019, of which SEK 804 (1,073) million is related to credits held as of December 31, 2019. This effect is presented within selling and administrative expenses and was mainly related to India and the Middle East, especially Iran and Iraq.

Customer ﬁnance fair value reconciliation
	2019	2018
Opening balance	2,884	3,931
Additions	29,732	6,100
Disposals/repayments	(28,032)	(6,200)
Revaluation	(804)	(1,073)
Translation difference	(24)	126
Closing balance	3,756	2,884
Of which non-current	2,262	1,180

Due to the increase in 5G buildout this year, demand for customer financing solutions has increased. Most of such financing has been successfully transferred to banks, hence the balance of customer finance receivables remains low.

Note F1, cont’d.

Financial credit risk

Financial instruments carry an element of risk in that counterparts may be unable to fulfill their payment obligations. This exposure arises in the investments in cash, cash equivalents, interest-bearing securities and from derivative positions with positive unrealized results against banks and other counterparties.

The Company mitigates these risks by investing cash primarily in high rated securities such as treasury bills, government bonds, commercial papers, and mortgage-covered bonds (see Liquidity risk section below). Separate credit limits are assigned to each counterpart in order to minimize risk concentration. All derivative transactions are covered by ISDA netting agreements to reduce the credit risk. For cross-currency swaps a Credit Support Annex (CSA) to ISDA is signed to further reduce the credit risk by exchanging collateral weekly against market value. The Company has also moved some derivative exposures to clearing counterparties with daily settlement of margins.

At December 31, 2019, the credit risk in financial cash instruments was equal to the instruments’ carrying value. The expected credit losses on cash equivalents and interest-bearings securities classified as amortized cost were immaterial. Credit exposure in derivative instruments was SEK 0.1 (0.4) billion.

Transfers of financial assets

Transfers where the Company has continuing involvement

During 2019, there were no new financial assets transferred where the Company had retained continuing involvement. However, during 2016 the Company derecognized financial assets where it had retained continuing involvement. A repurchase of these assets would have amounted to SEK 207 million at the end of 2018. This contract was concluded in 2019.

Liquidity risk

The Company minimizes the liquidity risk by maintaining a sufficient cash position, centralized cash management, investments in highly liquid interest-bearing securities, and by having sufficient committed credit lines in place to meet potential funding needs. For information about contractual obligations, see note D4, “Contractual obligations.” The current cash position is deemed to satisfy all short-term liquidity requirements.

Cash, cash equivalents, interest bearing securities and derivative assets
2019	Rating or equivalent	< 3 M	3–12 M	1–5 Y	>5 Y	Total
Bank deposits		35,006	309	1	—	35,316
Other financial institutions		294	—	—	—	294
Type of issuer:
Banks		441	213	—	—	654
Governments	AAA	4,028	1,590	8,361	906	14,885
Corporates	A2/P2	5,305	—	—	—	5,305
Mortgage institutes	AAA	278	3,832	11,088	—	15,198
Other financial institutions	A2	490	50	—	—	540
Derivative assets		4	3	135	—	142
		45,846	5,997	19,585	906	72,334

2018	Rating or equivalent	< 3 M	3–12 M	1–5 Y	>5 Y	Total
Bank deposits		32,241	439	7	1	32,688
Type of issuer:
Governments	AAA	7,558	2,269	7,697	947	18,471
Corporates	A2/P2	2,151	1	—	—	2,152
Mortgage institutes	AAA	—	200	15,168	314	15,682
Derivative assets		242	46	10	105	403
		42,192	2,955	22,882	1,367	63,396

The instruments are classified as FVTPL or amortized cost. Cash, cash equivalents and interest-bearing securities are mainly held in SEK unless offset by EUR-funding.

The following table shows analysis of financial liabilities, including lease liabilities, by contractual maturity:

2019	< 1 Y	1–3 Y	3–5 Y	>5 Y	Total
Trade payables	30,403	—	—	—	30,403
Lease liabilities	2,766	4,122	2,591	2,291	11,770
Borrowings and loans	9,439	15,197	10,245	2,815	37,696
Derivative liabilities	355	549	35	57	996
	42,963	19,868	12,871	5,163	80,865

2018	< 1 Y	1–3 Y	3–5 Y	>5 Y	Total
Trade payables	29,883	—	—	—	29,883
Borrowings and loans	2,255	13,722	10,735	6,413	33,125
Derivative liabilities	300	148	416	23	887
	32,438	13,870	11,151	6,436	63,895

Refinancing risk

Refinancing risk is the risk that the Company is unable to refinance outstanding debt under reasonable terms and conditions, or at all, at a given point in time.

Debt financing is mainly carried out through borrowing in the Swedish and international debt capital markets.

Bank financing is used for certain subsidiary funding and to obtain committed credit facilities.

Funding programs 1)
	Amount	Utilized	Unutilized
Euro Medium-Term Note program (USD million)	5,000	1,429	3,571
SEC Registered program (USD million)	2)	1,000	—

1)	There are no financial covenants related to these programs.
2)	Program amount indeterminate.

In October 2019, the Company signed a multicurrency credit facility agreement equivalent to EUR 250 million with the European Investment Bank. The maturity date of the credit facility will be determined at the time of disbursement and can be up to seven years after disbursement. The agreement will support research and development activities for 5G.

Committed credit facilities
	Amount	Utilized	Unutilized
Multi-currency revolving credit facility (USD million)	2,000	—	2,000
European Investment Bank (EIB) credit facility (EUR million)	250	—	250

Fair valuation of the Company’s financial instruments

The Company’s financial instruments accounted for at fair value generally meet the requirements of level 1 valuation due to the fact that they are based on quoted prices in active markets for identical assets.

Exceptions to this relates to:

–

OTC derivatives with an amount of gross SEK 0.2 (0.5) billion in relation to assets and gross SEK 1.1 (1.0) billion in relation to liabilities were valued based on references to other market data as currency or interest rates. These valuations fall under level 2 valuation as defined by IFRS.

–

Ownership in other companies and other financial investments where the Company neither has control nor significant influence. The amount recognized in these cases was SEK 2.6 (2.5) billion. Net revaluation gains or losses is SEK 0 (0) billion in the year. These assets, classified as level 3 assets for valuation purposes, have been valued based on value in use technique.

–	Customer finance credits are classified as level 3 assets for valuation purposes and have been valued according to the model described above in “Customer finance credit risk.”
–

Trade receivables are classified as level 3 assets for valuation purposes. By definition, they have a term of less than 180 days. Therefore, the gross value less impairment allowances for expected credit losses is deemed to be equal to the fair value.

Financial instruments carried at other than fair value

Financial instruments, such as some cash equivalents, interest-bearing securities, borrowings and payables, are carried at amortized cost which is deemed to be equal to fair value. When a market price is not readily available and there is insignificant interest rate exposure and credit spreads affecting the value, the carrying value is considered to represent a reasonable estimate of fair value.

Note F1, cont’d.

Market price risk in own shares and other listed equity investments

The Company is exposed to fluctuations in its own share price (through stock purchase plans for employees) and other share-based compensation for employees and the Board of Directors. Some of the plans are share-settled and some are cash-settled as further disclosed in note A1, “Significant accounting policies” and note G3, “Share-based compensation.”

Share-based plans for employees

The obligation to deliver shares under the stock purchase plan and the 2017 Long-Term Variable compensation program (LTV) 2017 for the Executive team is covered by holding Ericsson Class B shares as treasury stock. The cash flow exposure is hedged through the holding of Ericsson Class B shares as treasury stock to be sold to generate funds, which also cover social security payments. The obligation to deliver shares under the 2018 and 2019 LTV programs for the Executive team shall be hedged by the Company entering into an equity swap agreement with a third party, under which the third party shall, in its own name, acquire and transfer Ericsson Class B shares to employees covered by these programs. A change in the share price will result in a change in social security charges, which represents a risk to the income statement.

Cash-settled plans to employees and the Board of Directors

In the case of synthetic share programs (a cash-settled program as defined in IFRS 2) to Board members and cash-settled plans to employees, the Company is exposed to risks in relation to own share price, both with regard to compensation expenses and social security charges. The obligations to pay compensation amounts under the synthetic share-based compensations to the Board of Directors and employees are covered by a provision in the balance sheet.

For further information about the stock purchase program, LTV, the cash-settled plans to employees and the synthetic share-based compensations to the Board of Directors, see note G3, “Share-based payments.”

Financial instruments, book value
SEK billion	Customer ﬁnance 1)	Trade receivables	Interest- bearing securities	Cash equivalents	Borrowings 2)	Trade payables	Other ﬁnancial assets	Other current receivables	Other current liabilities	2019	2018
Note	B6	B6	F3	H3	F4	B8	F3/B7	B7	B9
Assets at fair value through proﬁt or loss	3.8		26.6	23.9			1.4	1.3		57.0	51.2
Assets at amortized cost			0.5	3.8			0.2			4.5	4.6
Assets at fair value through OCI		43.1								43.1	51.2
Financial liabilities designated at FVTPL					(35.9)					(35.9)	(30.7)
Financial liabilities at FVTPL - held for trading									(1.0)	(1.0)	(0.9)
Financial liabilities at amortized cost					(1.8)	(30.4)				(32.2)	(32.3)
Total	3.8	43.1	27.1	27.7	(37.7)	(30.4)	1.6	1.3	(1.0)	35.5	43.1

1)	Of which non-current customer finance of SEK 2,262 million and current customer finance of SEK 1,494 million.
2)	Of which non-current borrowings of SEK 28,257 million and current borrowings of SEK 9,439 million.